TRADE ACCOUNTS RECEIVABLE	12 Months Ended
Jan. 03, 2021
Subclassifications of assets, liabilities and equities [abstract]
TRADE ACCOUNTS RECEIVABLE	TRADE ACCOUNTS RECEIVABLE:

	January 3, 2021	December 29, 2019

Trade accounts receivable	$215,474	$328,115
Allowance for expected credit losses	(18,994)	(7,184)
	$196,480	$320,931

As at January 3, 2021, trade accounts receivables being serviced under a receivables purchase agreement amounted to $145.2 million (December 29, 2019 - $141.0 million). The receivables purchase agreement, which allows for the sale of a maximum of $175 million of accounts receivables at any one time, expires on June 21, 2021, subject to annual extensions. The Company retains servicing responsibilities, including collection, for these trade receivables but has not retained any credit risk with respect to any trade receivables that have been sold. The difference between the carrying amount of the receivables sold under the agreement and the cash received at the time of transfer was $2.0 million for fiscal 2020 (2019 - $3.2 million) and was recorded in bank and other financial charges.

The movement in the allowance for expected credit losses in respect of trade receivables was as follows:

	2020	2019

Balance, beginning of fiscal year	$(7,184)	$(7,547)
Impairment of trade accounts receivable	(15,453)	(27,652)
Write-off of trade accounts receivable	3,643	28,015
Balance, end of fiscal year	$(18,994)	$(7,184)
The impairment of trade accounts receivable for the year ended January 3, 2021 was mainly related to an increase in the estimate of expected credit losses (ECLs) attributable to the heightened credit risk caused by the economic conditions related to the COVID-19 pandemic. The impairment of trade accounts receivable for fiscal 2019 consisted primarily of a $22.3 million charge relating to the receivership and liquidation of one of the Company's U.S. distributor customers.